SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 10 , 1997


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


No. 1-1150                                        No. 04-1664340
-----------------------                           ------------------------------
(Commission File Number)                          I.R.S. Employer Identification



                  125 High Street, Boston, Massachusetts 02110
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (617) 743-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Form 8-K                             NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
December 10, 1997





Item 7. Financial Statements and Exhibits.

        (c)     Exhibits:

                The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statements (Nos. 33-49533 and 33-50631) on Form S-3 of New England Telephone and Telegraph Company (the "Company"), and are filed herewith for incorporation by reference in such Registration Statements.





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Form 8-K                             NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
December 10, 1997


                                Index to Exhibits
                                -----------------



Exhibit Number
Per Item 601
of Regulation S-K                    Description of Document
-----------------                    -----------------------

         1 Underwriting Agreement, dated December 10, 1997, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

         4-a Certificate, dated as of December 10, 1997, pursuant to Section 2.02(b) of the Indenture, dated as of October 1, 1992, between the Company and State Street Bank and Trust Company, as successor Trustee

         4-b Form of the Company's 6.30% MandatOry Par Put Remarked Securities* ("MOPPRS*") due December 16, 2012 (contained in
                   Exhibit 4-a).


         4-c Form of Remarketing Agreement between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated


*MandatOry Par Put Remarketed Securities" and "MOPPRS" are service marks owned by Merrill Lynch & Co., Inc.

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Form 8-K                              NEW ENGLAND TELPHONE AND TELEGRAPH COMPANY








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                              NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY




                              By    /s/ Neil D. Olson
                                  ----------------------------------------
                                        Neil D. Olson
                                        Treasurer


Dated:  December 12, 1997